EXHIBIT 10.1

                         FIRST AMENDMENT
                               TO
                   SECOND AMENDED AND RESTATED
                        CREDIT AGREEMENT



         FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
                        CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of May 26, 2000, among FFE TRANSPORTATION SERVICES, INC., a Delaware corporation ("Borrower"), FROZEN FOOD EXPRESS INDUSTRIES, INC., a Texas corporation ("Parent"), FFE, INC., a Delaware corporation ("FFE"), CONWELL CORPORATION, a Delaware corporation ("Conwell"), W & B REFRIGERATION SERVICE COMPANY, a Delaware corporation ("W&B"), LISA MOTOR LINES, INC., a Delaware corporation ("LML"), FROZEN FOOD EXPRESS, INC., a Texas corporation ("Express"), CONWELL CARTAGE, INC., a Texas corporation ("Cartage"), MIDDLETON TRANSPORTATION COMPANY, a Texas corporation ("Middleton"), COMPRESSORS PLUS, INC., a Texas corporation ("CPI"), AEL TRANSPORTS, INC., a Delaware corporation ("AEL"), FLEET NATIONAL BANK (formerly known as BANKBOSTON, N.A.) ("Fleet"), a national banking association, COMERICA BANK ("Comerica"), WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION (successor by consolidation to Wells Fargo Bank (Texas), National Association), a national banking association ("Wells Fargo"), each other entity which may from time to time become party hereto as a lender hereunder or any successor or assignee thereof (collectively, other than the Companies, the "Banks") and Wells Fargo as agent for the Banks (in such capacity, "Agent")

                            RECITALS

      A. Borrower, Parent, FFE, Conwell, W&B, LML, Express, Cartage, Middleton, CPI, AEL, Fleet, Wells Fargo and Comerica (as successor by assignment from Chase Bank of Texas, National Association) are parties to that certain Second Amended and Restated Credit Agreement, dated as of March 1, 2000 (the "Credit Agreement").

     B. The parties to the Credit Agreement desire to amend the Credit Agreement as hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                            ARTICLE I
                           Definitions

     Section 1.1 Terms that are used in this Amendment and that are defined in the Credit Agreement are used herein as defined therein, unless otherwise stated.


                           ARTICLE II
                           Amendments

     Section 2.1 Amendments to Article I. (a) The following defined terms and their associated definitions in the Credit
Agreement are hereby amended and restated in their entireties to read, respectively, as follows:

           "Base Rate" means, at any time, the higher of (a) the rate of interest per annum then most recently established by Wells Fargo as its prime or base rate of interest (which rate may not be the lowest rate of interest charged by Wells Fargo, each change in the Base Rate to become effective, without notice to Borrower, as of the opening of business on the effective date of each change in the Base Rate; provided, however, that, in the event Wells Fargo is no longer Agent hereunder for whatever reason, the aforesaid reference in this definition to Wells Fargo shall instead be deemed to mean and refer to such Bank as may from time to time be Agent hereunder, in such Bank's capacity as a Bank hereunder, or such other Bank as may from time to time be specified by the Banks in their discretion, which rate shall be established by such Bank in accordance with its internal policies and procedures applicable from time to time or (b) the sum of the Federal Funds Rate plus one-half of one percent (0.5%).

          "Final Maturity Date" means as defined in Section 2.3.

          "Revolving Credit Commitment Termination Date" shall mean June 1, 2002, or such earlier date upon which the obligation of the Banks to make Loans is terminated pursuant to the terms of this Agreement.

     (b) Clause "h" in the definition of Permitted Liens is amended and restated to read as follows:

     h.    Liens  at  any time existing on up to twenty-five
     (25) tractors and twenty-five 25 trailers (collectively, the "Demo Vehicles") that are purchased for a nominal amount from vehicle vendors and that are subject to a negative pledge and a re-sale option (for a nominal amount) by the owner back to such vendors.

     Section 2.2  Amendment to Section 2.3. Section 2.3 of the
Credit Agreement is hereby amended and restated in its entirety to read as follows:

          Section 2.3 Repayment of Loans. Borrower shall pay the outstanding principal amount on all Loans, including Swingline Advances, outstanding on the Revolving Credit Commitment Termination Date in forty-eight (48) consecutive monthly installments, beginning the first day of the first month following the Revolving Credit Commitment Termination Date, each such installment to be in an amount equal to the aggregate amount of the Loans outstanding as of the Revolving Credit Commitment Termination Date divided by forty-eight (48) (the date of the final installment being herein referred to as the "Final Maturity Date"). If any payment of principal becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and interest shall be payable at the then applicable rate during such extension.

     Section 2.3 Amendment to Section 2.4(b). Section 2.4(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

           (b)   Determinations of Margins  and  Fees.   The
     margins  identified  in Section  2.4(a)  and  the  fees
     payable  under  Section  2.11  shall  be  defined   and
     determined as follows:

          (i) "Base Rate Margin" shall mean (A) during the period commencing on the Closing Date and ending on but not including the first Adjustment Date (as defined below), one-half of one percent (0.50%) per annum and (B) during each period from and including one Adjustment Date to but excluding the next Adjustment Date (herein a "Calculation Period"), the percent per annum set forth in the table below under the heading "Base Rate Margin" and opposite the Funded Debt to EBITDAR Ratio which corresponds to the Funded Debt to EBITDAR Ratio set forth in, and as calculated in accordance with, the applicable Quarterly Report.

          (ii) "LIBOR Rate Margin" shall mean (A) during the period commencing on the Closing Date and ending on but not including the first Adjustment Date, one and three-fourths of one percent (1.75%) per annum and (B) during each Calculation Period, the percent per annum set forth in the table below under the heading "LIBOR Rate Margin" and opposite the Funded Debt to EBITDAR Ratio which corresponds to the Funded Debt to EBITDAR Ratio set forth in, and as calculated in accordance with, the applicable Quarterly Report.

          (iii) "Commitment Fee Rate" shall mean (A) during the period commencing on the Closing Date and ending on but not including the first Adjustment Date, seven-twentieths of one percent (0.35%) per annum and (B) during each Calculation Period, the percent per annum set forth in the table below under the heading "Commitment Fee Rate" and opposite the Funded Debt to EBITDAR Ratio which corresponds to the Funded Debt to EBITDAR Ratio set forth in, and as calculated in accordance with, the applicable Quarterly Report




       Funded Debt to      Base       LIBOR    Commitment
          EBITDAR          Rate       Rate        Fee
           Ratio           Margin     Margin      Rate
        -------------      ------     -----      ------
     Greater than or        1.00%      2.25%      0.50%
     equal to 2.75

     Greater than or        0.75%      2.00%      0.35%
     equal to 2.25 but
     less than 2.75

     Greater than or        0.50%      1.75%      0.25%
     equal to 1.75 but
     less than 2.25

     Greater than or        0.00%      1.50%      0.25%
     equal to 1.25 but
     less than 1.75

     Less than 1.25         0.00%      1.00%      0.20%

          Upon delivery of each Quarterly Report pursuant to this Agreement, commencing with such Quarterly Report delivered as of the period ending on December 31, 1999, the LIBOR Rate Margin (for Interest Periods commencing after the applicable Adjustment Date), the Base Rate Margin and the Commitment Fee Rate shall automatically be adjusted in accordance with the Funded Debt to EBITDAR Ratio set forth therein and the table set forth above, such automatic adjustment to take effect as of the first Business Day after the receipt by the Agent of the related Quarterly Report (each such Business Day when such margins or fees change pursuant to this sentence or the next following sentence, herein an "Adjustment Date"). If Parent fails to deliver such Quarterly Report which so sets forth the Funded Debt to EBITDAR Ratio within the period of time required by this Agreement or if a Default exists and the Agent provides notice of the Default to Parent: (i) the LIBOR Rate Margin (for Interest Periods commencing after the applicable Adjustment Date) shall automatically be adjusted to two and one-quarter percent (2.25%) per annum; (ii) the Base Rate Margin shall automatically be adjusted to one percent (1.00%); and (iii) the Commitment Fee Rate shall automatically be adjusted to one-half of one percent (0.50%), such automatic adjustments to take effect as of the first Business Day after the last day on which Parent was required to deliver the applicable Quarterly Report in accordance with this Agreement or, in the case of a Default, on the date the written notice is given to Parent and to remain in effect until subsequently adjusted in accordance herewith upon the delivery of such Quarterly Report or, in the case of a Default, when such Default has been cured to the satisfaction of the Agent or waived by the Required Banks.

     Section 2.4  Amendment to Section 2.9. The chart in Section
2.9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                                                      Number of
                                                       Business
                                                         Days
                        Notice                           Prior
                        ------                           -----
     Terminations or Reductions of Commitments              5
     Advances of Loans as Base Rate Loans                   1
     Advances of Loans as LIBOR Loans                       2
     Conversions or Continuations of Loans                  2
     Prepayments of Loans which are Base Rate Loans         1
     Prepayments of Loans which are LIBOR Loans             2

     Section 2.5  Amendment to Section 2.14(g). Clause (g) in
Section 2.14 of the Credit Agreement is amended and restated to read in its entirety as follows:

          (g) All letters of credit issued pursuant to the Existing Agreement and outstanding on the Closing Date shall be deemed to be Letters of Credit issued pursuant to this Agreement; and any letter of credit issued by Chase at any time in favor of Borrower or any other Company are not Letters of Credit issued pursuant to this Agreement and do not and shall not create Letter of Credit Liabilities (individually or collectively) or any Reimbursement Obligation.

     Section 2.6 Amendment to Section 2.16. The first sentence in Section 2.16 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     All payments of principal, interest, fees and other amounts to be made by Borrower, Parent or any Subsidiary under this Agreement or any other Loan Paper shall be made via wire transfer of funds to Agent c/o Wells Fargo Bank, NA, San Francisco, California, ABA # 1210-00248, for Account No. 4518-151444, Payee
     Name Syndic/WFBCORP/FFE Transportation; Reference: FFE Transportation, for the account of each Bank's Applicable Lending Office in Dollars and in immediately available funds, without setoff, deduction or counterclaim, not later than 12:00 noon (Dallas, Texas time) on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

     Section 2.7 Amendment to Section 5.1(a). Section 5.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (a)   Quarterly  Report.  On or before  forty-five
     (45) days after the end of the first, second and third calendar quarters, and on or before ninety (90) days after the fourth calendar quarter, deliver to each Bank a Quarterly Report (herein so called), in the form of Exhibit E attached hereto, with the blanks completed accurately, and signed by the chief financial officer or Vice President of Finance of Borrower.

     Section 2.8 Amendments to Section 5.1(f). (a) The first sentence in Section 5.1(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     As of the last day of each fiscal quarter during the periods set forth in the table below, maintain a Fixed Charge Coverage Ratio equal to or greater than the ratio set forth opposite the period in the table below containing the applicable fiscal quarter ending date.

     (b) The chart in Section 5.1(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                                   Minimum Fixed Charge
                Period                Coverage Ratio
                ------                --------------
     From the Closing Date
     through and including March       1.15 to 1.00
     31, 2000

     From April 1, 2000, through
     and including June 30, 2000       1.10 to 1.00

     From July 1, 2000, and            1.20 to 1.00
     thereafter

     Section 2.9 Amendments to Section 5.1(k). (a) The first two sentences in Section 5.1(k) are hereby deleted and replaced with the following sentences:

     As of the last day of each fiscal quarter during the periods set forth in the table below, maintain a Debt Coverage Ratio equal to or less than the ratio set forth opposite the period in the table below containing the applicable fiscal quarter ending date. "Debt Coverage Ratio" is defined to mean, as of the date of any determination thereof, the ratio of (i) Funded Debt as of such measurement date to (ii) EBITDAR for the twelve (12) month period then ending, all as determined in conformity with GAAP.

     (b) The chart in Section 5.1(k) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                                              Maximum Debt
            Period                           Coverage Ratio
            ------                           --------------
     From the Closing Date                    3.25 to 1.00
     through March 31, 2000

     From April 1, 2000, through
     and including September 30, 2000         3.00 to 1.00

     From October 1, 2000, and thereafter     2.75 to 1.00

     Section 2.10  Amendment to Section 5.1(q). Clause (ii)(A) in
Section 5.1(q) is amended and restated to read in its entirety as follows: "(A) the Vehicles (other than the Demo Vehicles) and".

     Section 2.11   Amendment to Section 5.2(c).  Clause (i) in
Section 5.2(c) of the Credit Agreement is amended and restated to read in its entirety as follows:

     (i)    mergers  and  consolidations  of  two  or   more
     Companies  or  acquisitions of  a  Company  by  another
     Company; provided no Default or Potential Default exists,

     Section 2.12 Amendment to Section 5.2(d). Section 5.2(d) of the Credit Agreement is hereby amended by deleting the term
"Bank" and replacing it with the phrase "the Banks".

     Section 2.13   Amendment to Section 5.2.  Section 5.2 of the
Credit Agreement is amended by adding the following clause "(l)" immediately after clause "(k)":

          (l)     Net   Income.    Permit   the   Companies'
     consolidated net income as determined in conformity with GAAP to be less than zero for each of any two (2) consecutive fiscal quarters that begin on or after December 31, 1999.

     Section 2.14 Amendment to Sections 6.6 and 6.7. Sections 6.6 and 6.7 of the Credit Agreement are amended and restated to read in their entireties, respectively, as follows:

          Section 6.6 Judgments. Any of the Companies fails to pay any money judgment against it in an amount greater than $100,000 at least ten (10) days prior to the date on which any of the assets of any of the Companies may be lawfully sold to satisfy such judgment.

          Section 6.7 Attachment. The failure to have discharged within a period of thirty (30) days after the commencement thereof any attachment, sequestration or similar proceedings against any of the assets owned by Borrower or any other Company having an aggregate fair market value of $100,000 or more.

     Section 2.15 Amendment to Section 8.1(a). Section 8.1(a) of the Credit Agreement is hereby amended and restated by deleting the phrase "Article VI" and replacing it with the phrase "Article
VII".

      Section 2.16 Amendment to Section 8.10. The first sentence in Section 8.10 of the Credit Agreement is amended by deleting the phrase "two (2)" and replacing it with the phrase "thirty (30)".

     Section 2.17 Amendment to Schedule 4.3. Schedule 4.3 to the Credit Agreement is hereby amended and restated in its entirety as set forth in Schedule 4.3 attached to this Amendment.

     Section 2.18 Amendment to Schedule 4.11. Schedule 4.11 to the Credit Agreement is hereby amended and restated in its entirety as set forth in Schedule 4.11 attached to this Amendment.

                           ARTICLE III
                      Conditions Precedent

     Section 3.1 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

          (a) Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Agent and the Banks:

               (i)   Resolutions.  Resolutions of  the  Board  of
          Directors (or other similar authorizing documents) of the Borrower and each other Company certified by its Secretary, an Assistant Secretary, or another authorized Person which authorize its execution, delivery, and performance of this Amendment and the Loan Papers to which it is or is to be a party hereunder;

               (ii)  Incumbency  Certificate.  A  certificate  of
          incumbency certified by the Secretary, an Assistant Secretary or other authorized Person of the Borrower and each other Company certifying the names of its representatives who are authorized to sign this Amendment and the Loan Papers to which it is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of each such officers;

               (iii) Articles of Incorporation. The articles of incorporation, articles of organization, certificate of limited partnership or similar governing document, as applicable of the Borrower and each other Company certified by the Secretary of State of the state of its incorporation or organization (or the other appropriate governmental officials of its jurisdiction of organization) and dated a current date;

               (iv)  Bylaws.  The bylaws of the Borrower and each
          other   Company  certified  by  its  Secretary  or   an
          Assistant Secretary;

               (v) Governmental Certificates. Certificates of the appropriate government officials of the state of incorporation of the Borrower and each other Company as to its existence and good standing;

               (vi) Opinion of Counsel. A favorable opinion of legal counsel to Borrower and the other Companies as to such matters as the Agent may reasonably request;

               (vii)      New Note.  An executed Revolving Credit
          Note payable by Borrower to the order of Comerica Bank in the maximum principal amount of $16,666,666.67;

               (viii)     Assignment and Acceptance.  An executed
          Assignment  and  Acceptance between Comerica  Bank  and
          Chase Bank of Texas, National Association in the form of Exhibit A hereto; and

               (viii) Additional Information. Agent shall have received such additional documentation and information as Agent may request; and

          (b) The representations and warranties contained herein and in all other Loan Papers, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

          (c) Agent shall have received all fees and expenses payable to it or any Bank under the Fee Letter and all fees and expenses payable under Section 6.3 of this Amendment and all other fees and expenses payable on or before the date of this Amendment.

          (d) No Potential Default or Default shall have occurred and be continuing; and

          (e) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be reasonably satisfactory to Agent and each Bank.

                           ARTICLE IV
                            No Waiver

     Section 4.1 Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by Agent or the Banks of any covenant or provision of the Credit Agreement, the other Loan Papers, this Amendment, or of any other contract or instrument between any Company, Agent and/or the Banks, and the failure of Agent or the Banks at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Agent or the Banks to thereafter demand strict compliance therewith. Agent and the Banks hereby reserve all rights granted under the Credit Agreement, the other Loan Papers, this Amendment and any other contract or instrument between any Company, Agent and/or the Banks.

                            ARTICLE V
          Ratifications. Representations and Warranties

     Section 5.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the
other  Loan  Papers,  and,  except  as  expressly  modified   and
superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Papers are ratified and confirmed and shall continue in full force and effect. The Companies, Agent and the Banks agree that the Credit Agreement and the other Loan Papers, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     Section 5.2 Representations and Warranties. Borrower and each other Company jointly and severally represent and warrant to Agent and the Banks that (a) the execution, delivery and performance of this Amendment and any and all other Loan Papers executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Companies and will not violate the Articles of Incorporation or Bylaws of any Company; (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and other Loan Papers are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default under the Credit Agreement, as amended hereby, has occurred and is continuing, unless such Default has been specifically waived in writing by Agent and the Required Banks; (d) each Company is in full compliance with all covenants and agreements applicable to it contained in the Credit Agreement and the other Loan Papers, as amended hereby; and (e) none of the Companies have amended or rescinded or otherwise modified its resolutions attached to the Corporate Certificate
delivered  by   such  Company  to  Agent  on  March 1, 2000,  in
connection with the closing of the Credit Agreement.

                           ARTICLE VI
                    Miscellaneous Provisions

     Section 6.1 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement and any other Loan Papers, including, without limitation, the documents furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Papers, and no investigation by Agent or the Banks shall affect the representations and warranties or the right of Agent or the Banks to rely upon them.

     Section 6.2  Reference to Credit Agreement and Assignment and
Acceptances.   Each of  the  Credit Agreement and  the other Loan
Papers, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Loan Papers to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby. The Assignment and Acceptance executed pursuant to Section 3.1(a)(viii) of this Amendment is for all purposes an "Assignment and Acceptance" under the Credit Agreement, notwithstanding the deviation from the form prescribed by the Credit Agreement.

     Section 6.3 Expenses of Agent and the Banks. As provided in the Credit Agreement, the Companies agree to pay on demand all reasonable costs and expenses incurred by Agent and the Banks in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Papers executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Papers, including, without limitation, the costs and fees of Agent's and the Banks, legal counsel.

      Section 6.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      Section 6.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, the Banks, Borrower and the other Companies and their respective successors and assigns, except that Borrower and the other Companies may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Agent and the Banks.

      Section 6.6 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      Section 6.7 Effect of Waiver. No consent or waiver, express or implied, by Agent or the Banks to or for any breach of or deviation from any covenant or condition by Borrower or any other
Company shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

      Section 6.8  Headings.  The headings, captions, and
arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      Section 6.9  Applicable Law.     THIS  AMENDMENT AND ALL OTHER
LOAN PAPERS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. CHAPTER 346 OF THE TEXAS FINANCE CODE SHALL NOT APPLY TO THE REVOLVING CREDIT LOANS.

      Section 6.10 Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS, AS AMENDED HEREBY, MAY NOT
BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION,
RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY AN AUTHORIZED OFFICER OF EACH COMPANY AND EACH OF THE REQUIRED BANKS.

      Section 6.11 Release. EACH COMPANY HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY
TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR THE BANKS, EACH COMPANY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT
AND THE BANKS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH COMPANY MAY NOW
OR HEREAFTER -HAVE AGAINST AGENT AND/OR THE BANKS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF
CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE,
AND ARISING FROM ANY LOANS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE
APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE
LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

      Section 6.12 Guarantor Consent and Ratification. Each of the Companies, other than Borrower, jointly and severally, hereby consents to the terms of this Amendment, confirms and ratifies the terms of each of the other Loan Papers to which it is a party, including the Guaranty Agreement and Security Agreement(s), and acknowledges that each of the other Loan Papers to which it is a party, including the Guaranty Agreement and Security Agreement(s) is in full force and effect on the date executed, that as of the date hereof it has no defense, counterclaim, set-off or any other claim to diminish its liability under such document(s), and that no consent by him/it is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loans, the Collateral, the Credit Agreement or any of the other
Loan Papers.

      Section 6.13 Agreement for Binding Arbitration. Each party to this Amendment hereby acknowledges that it has agreed to be bound by the terms and provisions of the Arbitration Program, a copy of which is attached to the Credit Agreement as Exhibit H, and which is incorporated by reference herein and is acknowledged as received by the parties pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of any party.

      IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above written.

                              AGENT:

                              WELLS FARGO BANK TEXAS, NATIONAL
                              ASSOCIATION, successor by
                              consolidation to Wells Fargo Bank
                              (Texas), National Association

                              Individually and as Agent

                              By:  /s/ Craig T. Scheef
                                  -----------------------
                              Name:      Craig T. Scheef
                              Title:     Vice President


                              BORROWER:

                              FFE TRANSPORTATION SERVICES, INC.

                              By:  /s/ Thomas G. Yetter
                                  -----------------------
                              Name:      Thomas G. Yetter
                              Title:     Vice President - Finance

                              OTHER BANKS:

                              COMERICA BANK

                              By:  /s/  Donald P. Hellman
                                  ------------------------
                              Name:     Donald P. Hellman
                              Title:    Vice President

                              FLEET NATIONAL BANK

                              By:  /s/  Katherine Brand
                                  ------------------------
                              Name:     Katherine Brand
                              Title:    Vice President

                              OTHER COMPANIES:

                              FROZEN FOOD EXPRESS INDUSTRIES, INC.

                              By:  /s/  Thomas G. Yetter
                                  ------------------------
                              Name:     Thomas G. Yetter
                              Title:    Treasurer


                              FFE, INC.

                              By:  /s/  Thomas G. Yetter
                                  -----------------------
                              Name:     Thomas G. Yetter
                              Title:    Vice President


                              CONWELL CORPORATION

                              By:  /s/  Thomas G. Yetter
                                  ----------------------
                              Name:     Thomas G. Yetter
                              Title:    Vice President


                              W & B REFRIGERATION SERVICE COMPANY

                              By:  /s/  F. Dixon McElwee
                                  -----------------------
                              Name:     F. Dixon McElwee, Jr.
                              Title:    Senior Vice President


                              LISA MOTOR LINES, INC.

                              By:  /s/  Leonard W. Bartholomew
                                  ---------------------------
                              Name:     Leonard W. Bartholomew
                              Title:    Secretary


                              FROZEN FOOD EXPRESS, INC.

                              By:  /s/  F. Dixon McElwee, Jr.
                                  ---------------------------
                              Name:     F. Dixon McElwee, Jr.
                              Title:    Senior Vice President


                              CONWELL CARTAGE, INC.

                              By:  /s/  Leonard W. Bartholomew
                                  ---------------------------
                              Name:     Leonard W. Bartholomew
                              Title:    Secretary


                              MIDDLETON TRANSPORTATION COMPANY

                              By:  /s/  F. Dixon McElwee, Jr.
                                  ---------------------------
                              Name:     F. Dixon McElwee, Jr.
                              Title:    Senior Vice President

                              COMPRESSORS PLUS, INC.

                              By:  /s/  Leonard W. Bartholomew
                              Name:     Leonard W. Bartholomew
                              Title:    Secretary